UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/03/2008

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13790

Delaware	76-0336636
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

13403 Northwest Freeway
Houston, Texas 77040
(Address of principal executive offices, including zip code)

713-690-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 3, 2008, we announced that the Company had executed an agreement to acquire Surety Company of the Pacific, a leading writer of license and permit bonds headquartered in Encino, California. This transaction is subject to approval of the California Department of Insurance and is expected to close during the first quarter of 2009.

A copy of our press release announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

Date: December 04, 2008	By:	/s/ Frank J. Bramanti
Frank J. Bramanti
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release